UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2020

ARDELYX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36485	26-1303944
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

34175 Ardenwood Blvd.

Fremont, CA 94555

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (510) 745-1700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	ARDX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01       Entry into a Material Definitive Agreement.

On October 9, 2020, Ardelyx, Inc. (the “Company”) entered into that certain First Amendment to Loan and Security Agreement (the “Amendment”), which amended that certain Loan and Security Agreement (the “Loan Agreement”), dated as of May 16, 2018, among the Company, Solar Capital Ltd. and the lenders party thereto, by extending the period of time that the Company is permitted to make interest-only payments on the term loan facility under the Loan Agreement (the “Term Loan”) from December 1, 2020 to December 1, 2021 (the “Interest Only Period”); provided that if (a) the U.S. Food and Drug Administration (“FDA”) does not approve the Company’s New Drug Application for tenapanor for control of serum phosphorus in adult chronic kidney disease (“CKD”) patients on dialysis on or before May 31, 2021 or (b) the FDA issues a complete response letter (“CRL”) for tenapanor for the control of serum phosphorus in adult CKD patients on dialysis, then the Interest Only Period will be shortened to the earlier of (x) June 1, 2021 or (y) the first day of the month immediately following the date that the FDA issues the CRL.

In addition, the Company has agreed to (i) increase the fee that is due upon the earliest to occur of the maturity date, the acceleration of the Term Loan, the prepayment or repayment of the Term Loan or the termination of the Loan Agreement from 3.95% of the Term Loan to 4.95% of the Term Loan and (ii) set a minimum LIBOR rate of 0.25%.

The above summaries of the material terms of the Amendment do not purport to be complete and are qualified in their entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01       Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	First Amendment to Loan and Security Agreement, dated as of October 9, 2020, by and among Ardelyx, Inc., Solar Capital Ltd. and the lenders party
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 14, 2020	ARDELYX, INC.

	By:	/s/ Justin Renz
Justin Renz
Chief Financial Officer